UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2023
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
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DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 7.01.	Regulation FD Disclosure.
On January 10, 2023, an Administrative Law Judge issued a Notice of Final Initial Determination on Violation of Section 337 in U.S. International Trade Commission Investigation No. 337-TA-1276 requested by Masimo Corporation (“Masimo”) against Apple Inc. for infringement of a number of Masimo patents (the “Notice”). A copy of the Notice is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Masimo issued a press release regarding the Notice (the “Press Release”), a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K. In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 to this Current Report) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
The Press Release includes forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding the Notice and its potential to restore fairness in the market, potential actions to be taken by the United States International Trade Commission and other potential patent infringement activities by Apple. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond Masimo’s control and could cause Masimo’s actual results to differ materially and adversely from those expressed in Masimo’s forward-looking statements as a result of various risk factors, including, but not limited to: risks related to Masimo’s assumptions regarding the repeatability of clinical results; risks related to Masimo’s belief that its unique noninvasive measurement technologies, including the Masimo W1™ watch, contribute to positive clinical outcomes and patient safety; risks related to Masimo’s belief that its noninvasive medical breakthroughs provide cost-effective solutions and unique advantages; risks related to COVID-19; as well as other factors discussed in the “Risk Factors” section of Masimo’s most recent reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, Masimo does not know whether its expectations will prove correct. All forward-looking statements included in the Press Release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in its most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Notice Of Final Initial Determination on Violation of Section 337, dated January 10, 2023
99.2	Press Release dated January 10, 2023, Announcement of Notice
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: January 10, 2023	By:	/s/ TOM MCCLENAHAN
Tom McClenahan
Executive Vice President, General Counsel